UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN 55344
(Address of Principal Executive Offices) (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2021, Nuwellis, Inc. (the “Company”) adopted the Nuwellis, Inc. 2021 Inducement Plan (the “Plan”), pursuant to which the Company reserved 250,000 shares of its common stock to be used exclusively for grants of awards to individuals who were not previously employees or directors of the Company, as an inducement material to the individual’s entry into employment with the Company within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. The Plan was approved by the Company’s Board of Directors without stockholder approval pursuant to Rule 5635(c)(4).

The foregoing summary of the terms of the Plan is not intended to be complete and is qualified in its entirety by reference to the Plan and the form of award agreements adopted under the Plan, copies of which are included hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)  At the annual meeting of stockholders (the “Annual Meeting”) of Nuwellis, Inc. (the “Company”) held on May 19, 2021, stockholders (i) elected two Class II director nominees to the Company’s board of directors to serve three-year terms; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Annual Meeting proxy statement; and (iii) approved, on an advisory basis, Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

For Proposal 1, the two nominees receiving the highest number of “FOR” votes at the Annual Meeting were elected as Class II directors. Proposal 2 required the affirmative vote of holders of a majority of shares entitled to vote and present at the Annual Meeting, virtually via the internet or by proxy. Proposal 3 required the affirmative vote of holders of a majority of shares entitled to vote and present at the Annual Meeting, virtually via the internet or by proxy. The proposals are described in detail in the Company’s definitive proxy statement filed on April 13, 2021 with the Securities and Exchange Commission.

A total of 3,755,821 shares of the Company’s common stock were present at the Annual Meeting virtually or by proxy, which represents approximately 57.50% of the shares of common stock outstanding as of the record date for the Annual Meeting.

(b) The results of the voting are shown below.

Proposal 1 — Election of Directors

Class II Nominees	Votes For	Votes Withheld	Broker Non-Votes
Maria Rosa Costanzo, M.D.	2,117,798	91,449	1,546,574
Jon W. Salveson	2,115,706	93,541	1,546,574

Proposal 2— Advisory Approval of Named Executive Officer Compensation

Votes For	Votes Against	Votes Abstain
1,993,291	191,818	24,138

Proposal 3—Advisory Approval of Independent Registered Public Accounting Firm for 2021

Votes For	Votes Against	Votes Abstain
3,560,144	184,302	11,375

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Nuwellis, Inc. 2021 Inducement Plan

10.2	Form of Stock Option Grant Notice, Option Agreement and Notice of Exercise under the Nuwellis, Inc. 2021 Inducement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2021	NUWELLIS, INC.

	By:	/S/ Nestor Jaramillo
	Name:	Nestor Jaramillo
	Title:	President, Chief Executive Officer, and Interim Chief Financial Officer